UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ENOCHIAN BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

1

ENOCHIAN BIOSCIENCES, INC.

2080 Century Park East, Suite 906

Los Angeles, California 90067

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF THE CONSENTING MAJORITY STOCKHOLDERS

To the Stockholders of Enochian Biosciences, Inc.:

The enclosed information statement (the “Information Statement”) is being furnished on or about ________ __, 2019 to the stockholders of record on October 31, 2019 (the “Record Date”) of Enochian Biosciences, Inc., a Delaware corporation (the “Company”), pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder, and the requirements of the Delaware General Corporation Law (the “DGCL”) to advise them of action taken by our Board of Directors (the “Board”) and the holders of a majority of the shares of our outstanding common stock (the “Consenting Majority Stockholders”)

On October 30, 2019, the Board approved the Enochian Biosciences, Inc. 2019 Equity Incentive Plan in the form attached to the Information Statement as Appendix I (the “2019 Plan”) by written consent in accordance with the DGCL and the Company’s bylaws.

Also on October 30, 2019, the Compensation Committee of the Board approved and recommended that the Board approve the proposed material terms and compensation (the “Employment Terms”) of Mark Dybul, currently the Executive Vice-Chair of the Company, set forth in the Information Statement and the form of Employment Agreement incorporating the Employment Terms attached to the Information Statement as Appendix II (the “Employment Agreement”) at a duly noticed meeting. Also on October 30, 2019 the Board approved the Employment Agreement, subject to approval by the Company’s stockholders, by written consent, in accordance with the DGCL and the Company’s bylaws.

On October 31, 2019, the Consenting Majority Stockholders, which constituted a majority of the voting power of all shares of the Company’s capital stock entitled to vote as of the Record Date, approved the 2019 Plan and the Employment Agreement by written consent pursuant to Section 228(e) of the DGCL. Under Rule 14c-2 promulgated under the Exchange Act, although the Consenting Majority Stockholders approved the 2019 Plan and the Employment Agreement by written consent, such approval will not become effective until at least 20 calendar days after the Information Statement is sent or given to the stockholders of record of the Company as of the Record Date. The Information Statement shall also constitute notice of the taking of the foregoing corporate actions required under Section 228(e) of the DGCL.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors of Enochian Biosciences, Inc.

By: /s/ Mark R. Dybul
Mark R. Dybul
Executive Vice-Chair ___________ __, 2019

2

ENOCHIAN BIOSCIENCES, INC.

2080 Century Park East, Suite 906

Los Angeles, California 90067

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This information statement (this “Information Statement”) is being furnished to the stockholders of Enochian Biosciences, Inc., a Delaware corporation (the “Company,” “we”, “our” or “us”), as of October 31, 2019 (the “Record Date”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, and the requirements of the Delaware General Corporation Law (the “DGCL”) to advise them of action taken by our Board of Directors (the “Board”) and the holders of a majority of the shares of our outstanding common stock (the “Consenting Majority Stockholders”).

On October 30, 2019, the Board approved the Enochian Biosciences, Inc. 2019 Equity Incentive Plan in the form attached to the Information Statement as Appendix I (the “2019 Plan”) by written consent in accordance with the DGCL and the Company’s bylaws.

Also on October 30, 2019, the Compensation Committee of the Board approved and recommended that the Board approve the proposed material terms and compensation (the “Employment Terms”) of Mark Dybul, currently the Executive Vice-Chair of the Company, set forth in the Information Statement and the form of Employment Agreement incorporating the Employment Terms attached to the Information Statement as Appendix II (the “Employment Agreement”) at a duly noticed meeting. Also on October 30, 2019 the Board approved the Employment Agreement, subject to approval by the Company’s stockholders, by written consent, in accordance with the DGCL and the Company’s bylaws.

Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) provides that the written consent of the holders of outstanding shares of a corporation’s voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Our bylaws in effect on the Record Date provide that any action required by the DGCL to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken by the written consent of the holders of the outstanding shares of our capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On October 31, 2019, the stockholders owning 69.4% of the Company’s issued and outstanding common stock, Par Value 0.0001 per share (“Common Stock”) and voting power of the Company as of the Record Date (the “Consenting Majority Stockholders”) approved the 2019 Plan and the Employment Agreement via written consent in accordance with Section 228 of the DGCL and the Company’s bylaws then in effect.

3

Under Rule 14c-2 promulgated under the Exchange Act, although the Company’s Consenting Majority Stockholders approved the 2019 Plan and the Employment Agreement by written consent, their approval will not be effective until at least 20 calendar days after the Information Statement is sent or given to the stockholders of record of the Company as of the Record Date. The Information Statement shall also constitute notice of the taking of the foregoing corporate actions required under Section 228(e) of the DGCL.

THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK IS ________ __, 2019.

VOTING RIGHTS AND OUTSTANDING SHARES

The Record Date for determining stockholders entitled to receive this Information Statement is October 31, 2019, the date that the Consenting Majority Stockholders approved the 2019 Plan and the Employment Agreement by written consent. As of the close of business on the Record Date, we had 46,273,924 shares of our common stock issued and outstanding and entitled to vote on the matters acted upon in the action by written consent of the Consenting Majority Stockholders. Each share of our common stock outstanding as of the close of business on the Record Date was entitled to one vote. On the Record Date, we had no shares of preferred stock or capital stock other than our Common Stock entitled to vote on the corporate actions outstanding.

Pursuant to the Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14c-2 promulgated by the SEC thereunder, the proposals approved by written consent of the Consenting Majority Stockholders will become effective approximately 20 calendar days after we send or give this Information Statement to our stockholders of record as of the Record Date. It is expected that the 2019 Plan and the Employment Agreement will each become effective on _________ __, 2019.

DESCRIPTION OF THE CORPORATE ACTIONS

The Enochian Biosciences, Inc. 2019 Equity Incentive Plan

On October 30, 2019, the Board approved the 2019 Plan, subject to stockholder approval, and on October 31, 2019, the Consenting Majority Stockholders approved the 2019 Plan by written consent. The purpose of the 2019 Plan is to enhance the Company and its affiliates’ ability to attract and retain qualified officers, employees, nonemployee directors, consultants, and advisors to serve the Company and its affiliates and to motivate such individuals to expend maximum effort to improve the business results and earnings of the Company by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The following is a summary of the material terms of the 2019 Plan.

Eligibility and Participation. Awards may be granted under the 2019 Plan to officers, employees, consultants, advisors and non-employee directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of October 31, 2019, approximately 30 individuals were eligible to receive awards under the 2019 Plan, including 2 executive officers and 6 non-employee directors.

Plan Administration. The Board has powers and authority related to the administration of the 2019 Plan as are consistent with the Company’s certificate of incorporation and applicable law. Pursuant to the 2019 Plan, the Board has the authority to delegate such powers and authority to administer the 2019 Plan to a committee of two or more non-employee directors, and accordingly, the Board has delegated this power to the Compensation Committee.

Type of Awards. The following types of awards are available for grant under the 2019 Plan: incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

Number of Authorized Shares. On the effective date of the 2019 Plan, 6,000,000 shares of Common Stock shall be reserved for issuance thereunder and 655,769 shares of Common Stock that remain available under the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) shall also be available thereunder, all of which may be granted as ISOs. In addition, any shares subject to outstanding awards under the 2014 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. The shares of Common Stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise and shall remain subject to adjustment in connection with certain changes in capitalization as set forth in the Plan.

4

Share Counting

Each share granted in connection with an award is counted as one share against the number of shares available for award.

Share Recycling. If any award is surrendered, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, any issued shares that are repurchased by the Company at no more than cost will again be available for grant under the 2019 Plan.

The following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan: (a) any award that is settled in cash rather than by issuance of shares of Common Stock, or (b) awards granted in assumption of or in substitution for awards previously granted by an acquired Company. Shares tendered or withheld to pay the exercise price for an option or tax withholding for any type of award will continue to count against the aggregate number of shares of common stock available for grant under the 2019 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.

Stand-Alone, Additional, Tandem, and Substitute Awards

The Committee may grant awards either alone, in addition to, in tandem with, or in substitution or exchange for (i) any other award, (ii) any award granted under another plan or (iii) any other right to receive payment from the Company.

Stock Options

Option Price. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or NSOs (together “Options”). Options confer on the grantee a right to purchase a specified number of shares of common stock at a specified price (the “Option Price”) subject to the terms and conditions of the award agreement. The option price per share will be at least 100% of the fair market value of a share of Common Stock on the grant date. In the case of a grant of an option intended to qualify as an ISO to a grantee that owns more than 10% of the total combined voting power of the Company (a “10% Stockholder”), the option price will not be less than 110% of the fair market value of a share of Common Stock on the grant date.

Vesting and Exercise. The Compensation Committee will determine the terms and conditions under which an option will become exercisable. No option may be exercised for a fraction of a share. The Compensation Committee will establish the terms, conditions and method of exercise. An option may be exercised by delivery of a notice of exercise to the Company, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares.

Special Limitations on ISOs. An option will constitute an ISO only (1) if the grantee is an employee of the Company or a subsidiary of the Company, (2) to the extent the option is specifically designated as an ISO in the related award agreement, and (3) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by the grantee become exercisable for the first time during any calendar year (under the 2019 Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000.

Expiration. Options will expire no more than 10 years from its grant date, or in the case of an ISO held by a 10% Stockholder, not more than five years from its grant date.

5

Stock Appreciation Rights

SAR Exercise Price. A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share of common stock of the Company on the date of exercise over (2) the SAR exercise price determined by the Compensation Committee. The SAR exercise price (the “SAR exercise price”) will be fixed at no less than the fair market value of a share of stock of the Company on the grant date and will be specified in the award agreement. SARs granted in tandem with an outstanding option following the grant date of such option will have a SAR exercise price that is equal to the option price, except that the SAR’s exercise price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Vesting and Exercise. The Compensation Committee will determine the terms and conditions under which a SAR will become exercisable.

Expiration. SARs will expire no more than 10 years from its grant date.

Restricted Shares and RSUs

Restricted Shares. At the time a grant of restricted shares is made, the Compensation Committee may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which will be specified in the award agreement. Unless the Compensation Committee otherwise provides in an award agreement, holders of restricted shares will have the right to vote the stock and the right to receive any dividends declared or paid with respect to the stock. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

RSUs. An RSU is a bookkeeping entry representing the right to receive cash or shares of common stock in the future. At the time a grant of RSUs is made, the Compensation Committee may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which will be specified in the award agreement. RSUs will not confer stockholder rights to grantees. The Compensation Committee may provide that the holder of RSUs will be entitled to receive dividend equivalent rights, which may be deemed to be reinvested in additional RSUs. A grantee of RSUs shall have no rights other than those of a general creditor of the Company.

Neither restricted shares nor RSUs can be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period or before satisfaction of any applicable restrictions.

Other Stock-Based Awards

The Compensation Committee may, in its discretion, grant other stock-based awards, valued in whole or in part by reference to, or otherwise based upon, common stock of the Company. The terms of other stock-based awards will be set forth in the applicable award agreements.

Performance Awards

The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on performance conditions as it may specify. The Compensation Committee may select corporate or individual performance objectives as it deems appropriate.

Effect of Certain Transactions

Adjustments for Changes in Capitalization. If changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which grants of awards may be made or settled under the 2019 Plan will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding options or SARs will be equitably adjusted by the Company.

6

Adjustments for Certain Transactions. Except as otherwise provided in an award agreement, in the event of a recapitalization, reorganization, merger, consolidation, combination, exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company (a “Transaction”), the 2019 Plan and the awards issued pursuant to the 2019 Plan will continue in effect in accordance with their respective terms, except that following a Transaction either (1) each outstanding award will be treated as provided for in the agreement entered into in connection with the Transaction or (2) if not so provided in the agreement, each grantee will be entitled to receive in respect of each share of Common Stock subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock, except that, unless otherwise determined by the Compensation Committee, such stock, securities, cash, property or other consideration will remain subject to all of the terms and conditions (including performance criteria) which were applicable to the awards prior to the Transaction. The treatment of outstanding options and SARs in connection with a Transaction in which the consideration paid or distributed to our stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding options and SARs upon consummation of the Transaction as long as, at the election of the Compensation Committee, (1) the holders of affected options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Transaction to exercise the options or SARs (to the extent otherwise exercisable) or (2) the holders of the affected options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to the Company’s stockholders in the Transaction (the value of any non-cash consideration to be determined by the Compensation Committee in its sole discretion) over the option or SAR exercise price, as applicable.

Change in Control. Under the 2019 Plan, the Compensation Committee will determine how outstanding shares will be treated in the event of a change in control. The Compensation Committee may provide that:

(i)      Upon a grantee’s separation from service prior to, upon, or immediately following a change in control for any reason other than cause, the award will immediately accelerate;

(ii)    In the event of a change in control, awards will (a) be assumed, (b) substituted for an equivalent award of the replacing entity’s stock, or (c) continue to be an obligation of the Company; or

(iii)  In the event of a change in control, each or any award shall be cancelled in exchange for a payment with respect to each vested share in cash, stock of a company which is a party to the change in control, or other property.

Term of Plan. Unless earlier terminated by the Board, the authority to make grants under the 2019 Plan will terminate on the tenth anniversary of the 2019 Plan’s effective date.

Amendment and Termination. The Board may, at any time and from time to time, amend, suspend, or terminate the 2019 Plan as to any shares of stock as to which awards have not been made. An amendment will be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No awards will be made after termination of the 2019 Plan. No amendment, suspension or termination of the 2019 Plan will, without the consent of the grantee, materially impair rights or obligations under any award theretofore awarded under the 2019 Plan.

No Repricing. Stockholder approval will be required if any modification to an award effects repricing.

Clawback Policy. All awards received or outstanding under the 2019 Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. In addition, a grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the 2019 Plan or an award agreement in accordance with the Company’s clawback policy. A grantee’s acceptance of an award constitutes the grantee’s acknowledgement of and consent to the Company’s clawback or similar policy or any applicable law related to such actions and the grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

7

Separation from Service for Cause. The Company may annul an award if the grantee is terminated from the Company’s employment for cause.

Deferral Arrangement. The Compensation Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to rules and procedures as the Company may establish and in accordance with Code Section 409A.

Transferability. Awards are not transferable other than by will or the laws of descent, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

New Plan Benefits. A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2019 Plan if the 2019 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2019 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time.

Federal Income Tax Consequences of the 2019 Plan

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to the Company and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of Company common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

8

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, RSUs, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. The Company intends that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. The Company is authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Company is not required to issue any shares of common stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

Employment Agreement

General

Since taking over leadership of the Company in January of 2019 as the Executive Vice Chair, Dr. Dybul has been instrumental in developing and implementing the Company’s business strategies, building our organization and managing the clinical and regulatory process in commercializing our exciting science in HIV/AIDS. To ensure that he remains in a leadership position with the Company and incentivize him to continue his excellent performance in the coming years, on October 30, 2019, the Compensation Committee developed and recommended terms of continued employment, including compensation (the “Employment Terms”) designed to retain Dr. Dybul in a leadership position with the Company.

The Company prepared a definitive agreement in the form of the Employment Agreement attached as Appendix II hereto, which approved by the Compensation Committee on October 30, 2019 and presented to the Board also on October 30, 2019. While the Board could have approved the Agreement without stockholder approval under applicable laws and regulations, the Board deemed it appropriate to submit the Employment Agreement for approval to the stockholder with the Board’s recommendation for approval. On October 31, 2019, the Consenting Majority Stockholders approved the Employment Agreement via written consent.

The Company expects that the definitive agreement with Dr. Dybul incorporating the following Employment Terms shall be executed on or about ________ __, 2019, which is at least 20 calendar days after this Information Statement was sent to the stockholders of record of the Company as of the Record Date.

9

Description of Employment Terms

The following is a summary of the Employment Terms and other material terms of the Employment Agreement.

Term. Dr. Dybul will serve as Chief Executive Officer for a term of three (3) years with automatic yearly renewal terms thereafter unless terminated at least 90 days of the expiry of a term.

Duties. Dr. Dybul will perform duties consistent with the position of Chief Executive Officer, as directed by and reporting to the Board, where he shall remain a director but without further compensation for Board service. Dr. Dybul will devote a substantial majority of his business time and attention to the performance of his duties with the Company, but he will be able to hold positions with charitable organizations approved by the Board, and on serve on boards of up to five non-competitive entities, with prior approval by the Board required for publically traded companies.

Place of Employment and Expenses. Dr. Dybul shall work out of the Company’s headquarters in Los Angeles, commuting as needed. Dr. Dybul shall be reasonable for reimbursable expenses for accommodations in Los Angeles and a company car.

Cash Compensation. Dr. Dybul shall be entitled to a base salary of Eight Hundred Fifty Thousand Dollars ($850,000) per year. Dr. Dybul shall be eligible for a bonus of up to 60% of his base salary per year in the sole discretion of the Compensation Committee and in accordance with any short term incentive plan adopted by the Company.

Benefits. Dr. Dybul shall receive benefits provided to similarly situated employees of the Company and five (5) weeks vacation per year.

Termination. The Employment Agreement may be terminated by the Company for “Cause” or by Dr. Dybul without “Good Reason” (each as defined therein), in which case Dr. Dybul will only receive accrued compensation and benefits. In the event the Company terminates the Employment Agreement without Cause or Dr. Dybul terminates the Agreement with Good Reason, in which case Dr. Dybul will receive his base salary for one (1) year and vesting of one (1) year’s worth of unvested options.

Change in Control. Upon a change in control, the Grant shall immediately vest, and Dr. Dybul shall have the right to terminate the Employment Agreement for Good Reason.

Restrictive Covenants. Dr. Dybul shall be subject to restrictive covenants set forth in that certain Confidential and Proprietary Information Agreement attached to the Employment Agreement, which are independent of the obligations set forth in the Employment Agreement. The restrictive covenants include a non-compete, non-solicitation and non-disparagement obligations for one (1) year, provided that the Company shall continue to pay his base salary for such one (1) year period.

Description of the Option Grant

Dr. Dybul shall be entitled to a grant of options to purchase two million seven hundred thousand (2,700,000) shares of Company’s common stock for ten (10) years at an exercise price of $8.00 per share, vesting annually over 3 years (the “Grant”); provided however that said Grant shall vest fully upon a change and control and shall vest in a pro-rata amount upon termination without cause or resignation for good cause.

As approved by the Majority Consenting Stockholders, the Grant shall be made under the terms of the 2019 Plan. Although the 2019 Plan allows for the exercise price of the Grant to be 100% of the fair market value of a share of Common Stock on the grant date, which is expected to be on the date that the 2019 Plan becomes effective or about ________ __, 2019, the Grant will be issued with an exercise price of $8.00 per share. The current market value of a share of Common Stock is $____, and market value of a share of Common Stock on the actual grant date is unknown at this time.

Subject to final valuation of the Grant on its grant date, the Company expects that the Grant (or a portion thereof in excess of the maximum allowable limits for an ISO under the 2019 Plan and applicable law) shall be treated as a NQO. The tax consequences of the Grant shall be as set forth above in Federal Income Tax Consequences of the 2019 Plan.

10

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation for the years ended June 30, 2019 and June 30, 2018, respectively earned by or paid to our named executive officers. During such periods, no compensation other than salary, stock awards and option awards was earned by any named executive officer.

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Other Compensation ($)	Total ($)
Mark Dybul, M.D.Executive Vice Chair(3)	2019	165,000	-	-	1,724,100(2)	-	-	1,889,000
	2018	35,890	-	-	45,000	-	-	80,890
Luisa Puche Chief Financial Officer(4)	2019	97,101	-	92,250	319,440	-	-	508,791
	2018	-	-	-	-	-	-	-
Eric Leire	2019	316,388(5)	-	-	-	-	-	316,388
Former Chief Executive Officer	2018	313,775	-	112,837(6)	-	-	-	426,612
Robert Wolfe(7)	2019	160,314	-	-	-	-	-	160,314
Former Chief Financial Officer	2018	172,500	-	-	-	-	-	172,500

(1)	Amounts shown do not reflect compensation actually received by the executive officer. Instead, the amounts shown are the total grant date valuations of stock option grants awarded during the year as determined pursuant to ASC Topic 718. The valuations are expensed for financial reporting purposes over the vesting period of the grant.
(2)	Represents the fair value of options to purchase 300,000 shares of common stock, which were granted on November 21, 2018 at the fair value at the grant date of $5.34 per share.
(3)	Dr. Dybul was not appointed as Executive Vice Chair until January 7, 2019, and prior to such date, all compensation received by Dr. Dybul was as a director rather than as an executive officer.
(4)	Ms. Puche was hired as Chief Financial Officer effective January 7, 2019. As part of her employment agreement, she was granted 15,000 Restricted Share Units at the fair value of $6.15 and options to purchase 60,000 shares of common stock that vest equally over a three-year period ending January 7, 2022, at the fair value at the grant date of $5.32 per share.
(5)	The Company terminated Dr. Leire on January 9, 2019. However, he was entitled to six months severance pay totaling $156,888 that was paid out prior to June 30, 2019.
(6)	Represents the fair value of 62,687 shares of Common Stock with a cost basis of $1.80 per share.
(7)	The Company terminated Mr. Wolfe on January 9, 2019.

11

Arrangements with Named Executive Officers

 During the year ended June 30, 2019, we had agreements in place with Dr. Dybul and Ms. Puche. A description of each agreement is set forth below.

Mark Dybul. Since January 7, 2019, when Dr. Dybul became an executive officer, Dr. Dybul has continued to receive compensation as Executive Vice Chair of the Board under his Amended and Restated Director’s Agreement, as amended on May 1, 2019 (the “Director Agreement”), which calls for cash compensation of $430,000 per annum, and the grant of options to purchase 300,000 shares of common stock, which were granted on November 21, 2018. The Director Agreement does not provide for any payments or other benefits upon a change in control. The Employment Agreement contains customary payments and benefits upon termination of Dr. Dybul’s employment by the Company without cause, or for a termination of employment by Dr. Dybul for good reason, including in connection with a change in control (see Employment Agreement - Change in Control above).

Luisa Puche. Pursuant to her offer letter from the Company, dated December 28, 2018 (the “Offer Letter”), Ms. Puche receives an annual base salary of $200,000, and is eligible for a discretionary cash bonus, with a target of 40% of her base salary. Ms. Puche also received a grant of options to purchase 60,000 shares of Common Stock and 15,000 restricted stock units, each vesting in equal increments over 3 years. The Offer Letter provides for at will employment; provided however, that upon termination of Ms. Puche’s employment by the Company without cause, or for a termination of employment by Ms. Puche for good reason, she will receive 6 months’ salary and COBRA eligibility. Additionally, if the termination without cause or for good reason occurs within 12 months of a change in control, Ms. Puche will also be entitled to a pro-rata bonus and immediate vesting of any unvested options of restricted stock units.

Outstanding Equity Awards as of June 30, 2019

The following table provides information concerning outstanding equity awards held by our named executive officers as of June 30, 2019.

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)
Mark Dybul Executive Vice Chair	2,521	5,042	$5.95	02/27/28	-	-
	5,226	-	$5.74	09/18/28	-	-
	300,000	-	$6.50	11/21/2028	-	-
Luisa Puche Chief Financial Officer	-	60,000	$6.15	1/7/2029	-	-
		-	-	-	15,000	$67,500

12

2019 Director Compensation

The table below sets forth the compensation earned by directors, all of whom are non-employees for services during the fiscal year ended June 30, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

René Sindlev	$45,000	$–	$52,365	$–	$97,365
Evelyn D’An	$84,000	$–	$76,775	$–	$160,775
Luc Debruyne	$51,442	$–	$66,470	$–	$117,912
James Sapirstein	$81,500	$–	$76,775	$–	$158,275
Carl Sandler	$45,000	$–	$52,136	$–	$97,136
Henrik Gronfeldt - Sorensen	$45,000	$–	$40,021	$–	$85,021
Total	$351,942	$–	$364,542	$–	$$716,484

(1) Amounts shown are not intended to reflect value actually received by the directors. Instead, the amounts shown are the total fair value of option awards granted in fiscal 2019 for financial statement reporting purposes, as determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123(R). These values are amortized as equity compensation expense over the vesting period of the grants.

Narrative to Director's Compensation Table

In September of 2018, we revised our director compensation program to reflect competitive practices and our transition to a NASDAQ listed company. The resulting compensation package for our independent directors (who qualify as independent under the rules of The NASDAQ Capital Market and serve on committees of the Board) as of the date hereof is set forth in the table below. Directors who are not independent are paid an annual cash fee of $45,000 and awarded options to purchase common stock valued at $45,000 per annum.

Compensation Element	Value
Retainer	$60,000
Audit Committee Chair Fee	$15,000
Compensation Committee Chair Fee	$10,000
Nominating Committee Chair Fee	$10,000
Audit Committee Member Fee	$7,500
Compensation Committee Member Fee	$5,000
Nominating Committee Member Fee	$4,000

13

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information on the Company’s equity compensation plans as of September 30, 2019. All outstanding awards relate to our common stock. As of June 30, 2019, and excluding the 2019 Plan, the only equity compensation plan is the 2014 Plan.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	550,231	$6.47	655,769
Equity compensation plans not approved by security holders	—	—	—
Total	550,231	$6.47	655,769

New Plan Benefits Table

The following nonqualified stock option awards shall be granted under the 2019 Plan to each of the executive officers as set forth below, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, respectively, upon the effectiveness of the 2019 Plan, and upon the execution of the Employment Agreement:

Name and Position	Number of Shares Underlying Options(1)	Exercise Price per Share(2)
Mark Dybul Executive Vice Chair(3)	2,700,000	$8.00
Luisa Puche Chief Financial Officer	—	—
Eric Leire	—	—
Former Chief Executive Officer (4)
Robert Wolfe	—	—
Former Chief Financial Officer (5)
All current executive officers as a group	2,700,000	$8.00
All current directors who are not executive officers as a group	—	—
All employees, including all current officers who are not executive officers, as a group	—	—

(1)	Other than the Grant, which shall be awarded to Dr. Dybul pursuant to the Employment Agreement, the terms and number of stock options or other awards to be granted in the future under the 2019 are to be determined in the discretion of the Compensation Committee. Since no other determinations regarding awards or grants to be granted in the future have yet been made, the benefits or amounts that will be received by or allocated to the Company's executive officers or other eligible employees or non-employee directors cannot be determined at this time.
(2)	Although the 2019 Plan allows for the exercise price of the Grant to be 100% of the fair market value of a share of Common Stock on the grant date, which is expected to be on or about ________ __, 2019, the Grant will be issued with an exercise price of $8.00 per share. The current market value of a share of Common Stock is $____, and market value of a share of Common Stock on the actual grant date is unknown at this time.
(3)	As approved as part of the Employment Agreement, Dr. Dybul was granted options under the 2019 Plan. The Options vest annually over 3 years following and shall vest fully upon a change and control and shall vest in a pro-rata amount upon termination without cause or resignation for good cause. The options expire on the tenth anniversary of the grant date. The tax consequences of the options are detailed in the section above entitled, "Certain U.S. Federal Income Tax Effects—Nonqualified Stock Options."
(4)	Dr. Leire was terminated by the Company on January 7, 2019 and is not eligible for awards under the 2019 Plan.
(5)	Mr. Wolfe was terminated by the Company on January 9, 2019 and is not eligible for awards under the 2019 Plan.

14

NO DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company’s stockholders on the Record Date under the DGCL, the Company’s certificate of incorporation or the Company’s bylaws in connection with the adoption of the 2019 Plan or the approval of the Employment Terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following sets forth information regarding the beneficial ownership of our common stock as of October 31, 2019 by:

·	each person to be known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

·	each of our named executive officers;

·	each of our directors; and

·	all of our current executive officers and directors as a group.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the SEC and includes any shares of Common Stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table is based on 46,273,924 shares of Common Stock outstanding as of October 31, 2019, excluding 1,438,122 shares of Common Stock issuable only upon the exercise of warrants by other warrant holders (see footnotes 2 and 3 to the table below), plus any securities that the individuals included in this table have the right to acquire within 60 days of October 31, 2019.

As of October 31, 2019, 46,273,924 shares of our common stock were outstanding. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless indicated otherwise, the address for the beneficial holders is c/o Enochian Biosciences Inc. Century City Medical Plaza, 2080 Century Park East, Suite 906, Los Angeles, CA, U.S.A.

15

	Enochian Biosciences Inc.
Name of Beneficial Owner	Number of Shares	% Ownership

Directors/Officers:
Renè Sindlev, Chairman of the Board (1)	9,685,251	20.92%
Mark Dybul, Executive Vice Chair of the Board (2)	373,763	* %
Luisa Puche, Chief Financial Officer	-	* %
Carl Sandler, Director (3) (4)	22,456,166	48.52%
Luc Debruyne	13,112	* %
James Sapirstein, Director	16,899	* %
Evelyn D’An, Director	16,899	* %
Henrik Grønfeldt-Sørensen, Director (5)	60,067	* %
Directors/Officers Total (8 persons):	32,622,158	70.50%
5% Stockholders:
Weird Science, LLC (3)	22,445,397	48.51%
RS Bio ApS	9,668,351	20.89%
5% Stockholders Total:	32,113,748	69.40%
Total:	32,622,158	69.88%

* Indicates less than 1%.

(1)	Includes 9,668,351 shares of Common Stock owned of record by RS Bio ApS, a Danish entity, and options to purchase 16,900 shares of Common Stock exercisable within 60 days of October 31, 2019 owned of record by Mr. Sindlev. Mr. Sindlev, our Chairman of the Board, holds the sole voting and disposition power of the shares owned by RS Bio ApS

(2)	Includes 66,016 shares of Common Stock and options to purchase 307,747 shares of Common Stock exercisable within 60 days of October 31, 2019. Excludes 4,104 shares of Common Stock issuable only upon the exercise of warrants that remain outstanding as contingent consideration.
(3)	Includes 22,445,397 shares of Common Stock owned of record by Weird Science, LLC. Excludes 1,395,438 shares of Common Stock issuable only upon the exercise of warrants that remain outstanding as contingent consideration to Weird Science. Mr. Sandler, a director, is also a member and a manager of Weird Science and has shared voting and disposition power with W. Anderson Wittekind of the shares owned by Weird Science, LLC.
(4)	Includes options held by Mr. Sandler to purchase 10,769 shares of Common Stock exercisable within 60 days of October 31, 2019.
(5)	Includes 50,000 shares of Common Stock owned of record by Greenfield Holding ApS, a Danish entity, and options to purchase 10,067 shares of Common Stock exercisable within 60 days of the date hereof. Mr. Grønfeldt holds the sole voting and disposition power of the shares owned by Greenfield Holding ApS. Excludes 9,668,351 shares of Common Stock owned of record by RS Bio ApS, a Danish entity, of which Mr. Grønfeldt is an officer but over which he exercises no voting or disposition power. Mr. Sindlev holds the sole voting and disposition power of the shares owned by RS Bio ApS.

16

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Other than Dr. Dybul, our Executive Vice Chair, who will receive options under the 2019 Plan and compensation under the Employment Agreement, no director or executive officer or any associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from approval of the 2019 Plan and the Employment Agreement, except that as later determined by the Compensation Committee of the Board, our executive officers and directors will be eligible to receive awards and grants under the 2019 Plan.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested that the Company include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: Enochian BioSciences, Inc., 2080 Century Park East, Suite 906, Los Angeles, California 90067.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking.

A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Annual Report. These forward-looking statements are all based on currently available operating, financial and competitive information and are subject to various risks and uncertainties including, but not limited to the result of contractual negotiations with our Executive Vice Chair and his acceptance of the Employment Terms. Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this Annual Report and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, a single copy of this Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of such stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports, information statements, proxy statements or notices of internet availability of proxy materials, to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports, information statements, proxy statements or notices of internet availability of proxy materials to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our corporate secretary at Enochian BioSciences, Inc., 2080 Century Park East, Suite 906, Los Angeles, California 90067, or via telephone at 786-888-1685.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, we file annual, quarterly and current reports, registration statements and other documents with the SEC. These filings are available to the public over the internet at the SEC’s website at http://www.sec.gov.

17

Appendix I

ENOCHIAN BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

Enochian BioSciences, Inc. sets forth herein the terms and conditions of its 2019 Equity Incentive Plan.

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants, and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options (nonstatutory and incentive), stock appreciation rights, restricted shares, restricted stock units, other stock-based awards, and cash awards. Any of these awards may—but need not—be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control with,” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Award” means a grant, under the Plan, of (i) an Option, (ii) a Stock Appreciation Right, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) an Other Stock-based Award, or (vi) a Substitute Award.

“Award Agreement” means a written agreement (including an agreement transmitted electronically) between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Cause” means, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Grantee’s employment or service, as defined in any applicable document or policy between the Grantee and the Company or an Affiliate or (ii) in the absence of any such document or policy (or the absence of any definition of “Cause” contained therein), (A) the Grantee’s willful failure to perform his or her duties and responsibilities; (B) the Grantee’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct, (C) unauthorized use or disclosure by the Grantee of any proprietary information of the Company or any Affiliate, or (D) Grantee’s willful breach of any of his or her obligations under any agreement with the Company or any Affiliate. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)       An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

18

(ii)       Connsumation of any definitive agreement, the consummation of which would cause to occur:

(A)               A merger, consolidation or reorganization involving the Company, where either or both of the events described in clause (i) above would be the result;

(B)       A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; or

(C)       An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).

Solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A (a “409A Change in Control Event”); provided, however, that if an event described in clause (ii) above would be a 409A Change in Control Event upon consummation of the event described therein rather than upon approval by the Board, then the consummation of such event rather than approval by the Board shall constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of members of the Board appointed by the Board to administer the Plan in accordance with Section 3.

“Company” means Enochian BioSciences, Inc., a Delaware corporation.

“Common Stock” means the common stock of the Company, par value $0.0001 per share.

“Consultant” means any person, other than an employee or Non-Employee Director, engaged by the Company or any Affiliate to render personal services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is subject to the reporting requirements of the Exchange Act).

“Corporate Transaction” means a recapitalization, reorganization, merger, consolidation, combination, exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Affiliates.

“Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means [Date].

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” of a Share as of a particular date means, on a given date, (i) if the Common Stock (A) is listed on a national securities exchange or (B) is not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the closing price of the Common Stock reported on such national securities exchange or other inter-dealer quotation system, determined as of the Date of Grant as reported by such national securities exchange or other inter-dealer quotation system; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

19

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Grant Date” means the latest to occur of (1) the date as of which the Board approves an Award, (2) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (3) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award.

“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

“Issued Share” means an outstanding Share issued under an Award (including a Restricted Share).

“Non-Employee Director” means a member of the Board who is not an employee.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares under the Plan, including an Incentive Stock Option and a Nonstatutory Stock Option.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Stock-based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares, and RSUs.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Enochian BioSciences, Inc. 2019 Equity Incentive Plan.

“Prior Plan” means the Dandrit Biotech USA, Inc. 2014 Stock Incentive Plan.

“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.

“Restricted Period” shall have the meaning set forth in Section 10.1.

“Restricted Shares” means restricted Shares awarded to a Grantee under Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 9.

“SEC” means the U.S. Securities and Exchange Commission.

20

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Grantee’s employment with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer, or consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.

“Share” means one share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

“Stockholder” means a stockholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN
3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law, and as further described in Section 3.3. To the extent permitted by applicable law, the Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder. All references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities of the Board have been delegated. The Committee shall administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.

3.2.            Committee Composition

Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of SEC Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. To the extent permitted by applicable law, the Board or the Committee may delegate its authority to grant Awards to any individual or committee of individuals who are not Non-Employee Directors with respect to Awards that do not involve insiders within the meaning of SEC Rule 16. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

21

3.3.            Authority of Board

Except as specifically provided in Section 13 or as otherwise may be required by applicable law, regulatory requirement, or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Board of the Plan, any Award, or any Award Agreement shall be final, binding, and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(1)	construe and interpret the Plan and apply its provisions;
(2)	designate Grantees;
(2)	determine the type or types of Awards to be made to a Grantee and the applicable Grant Date;
(3)	determine the number of Shares to be subject to an Award;
(4)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(5)	prescribe the form of each Award Agreement;
(6)	amend, modify, or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the U.S. to recognize differences in local law, tax policy, or custom;
(7)	promulgate, amend and rescind rules and regulations relating to the administration of the Plan;
(8)	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and
(9)	to modify the Option Price or SAR Exercise Price of any outstanding Option or SAR, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.4.	Separation from Service for Cause; Clawbacks
3.4.1.	Separation from Service for Cause

The Company may annul an Award if the Grantee incurs a Separation from Service for Cause.

22

3.4.2.	Clawbacks

All awards, amounts, or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy (“Clawback Policy”) or any applicable law related to such actions. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement in accordance with the Clawback Policy. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date and whether before or after the Grant Date of an Award, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.5.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.6.	No Liability

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

3.7.	Book Entry

Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

4.	shares SUBJECT TO THE PLAN
4.1.	Authorized Number of Shares

Subject to adjustment under Section 14, the total number of Shares authorized to be awarded under the Plan shall not exceed the sum of (1) 6,000,000 and (2) the number of Shares available for the grant of awards as of the Effective Date under the Prior Plan. In addition, Shares underlying any outstanding award granted under a Prior Plan that, after the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan after the Effective Date. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Company from time to time. All of the Shares available under this 4.1 may be issued pursuant to the exercise of Incentive Stock Options.

4.2.	Share Counting
4.2.1.	General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to this Section 4.2.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as Shares for any purpose under the Plan.

23

4.2.3.	Expired or Terminated Awards

If any Award expires, or is terminated, surrendered, or forfeited, in whole or in part, the unissued Shares covered by that Award shall again be available for the grant of Awards.

4.2.4.	Repurchased, Surrendered, or Forfeited Awards

If Issued Shares are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.5.	Payment of Option Price or Tax Withholding in Shares

Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR.

4.2.6.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS
5.1.	Term

The Plan shall be effective as of the Effective Date but no Award shall be exercised or paid unless and until the Plan has been approved by the Stockholders, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS
6.1.	Service Providers

Awards may be made to any Service Provider, as the Board may determine and designate from time to time, subject to Section 8.7 in the case of an Incentive Stock Option. The Board may grant an Award to a person who is reasonably expected to become a Service Provider provided that such grant is contingent upon such person becoming a Service Provider.

6.2.	Successive Awards

Service Providers may receive more than one Award, subject to such restrictions as are provided herein.

24

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.3(9), the Board shall have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonstatutory Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS
8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. Each Option shall be separately designated in the Award Agreement as either an Incentive Stock Option or Nonqualified Option. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.	Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. No Option may be exercised for a fraction of a Share. The Board may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

8.3.	Term

8.3.1       General

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of a period not to exceed 10 years from the Grant Date, or under such circumstances and on any date before 10 years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

25

8.3.2       Separation from Service

Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board, in the event a Grantee has a Separation from Service (other than upon the Grantee’s death or Disability), the Grantee may exercise his or her Option (to the extent that the Grantee was entitled to exercise such Option as of the date of Separation from Service) but only within such period of time ending on the earlier of (a) the date three months following the Grantee’s Separation from Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the Separation from Service is by the Company for Cause or if the Grantee’s Separation from Service is due to resignation, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Grantee does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

8.3.3       Extension of Termination Date

A Grantee's Award Agreement may also provide that if the exercise of the Option following the Grantee’s Separation from Service for any reason would be prohibited at any time because the issuance of Shares would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 8.3.1 or (b) the expiration of a period after the Grantee’s Separation from Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

8.3.4       Disability of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee's Disability, the Grantee may exercise his or her Option (to the extent that the Grantee was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Grantee does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

8.3.5       Death of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee's death, then the Option may be exercised (to the extent the Grantee was entitled to exercise such Option as of the date of death) by the Grantee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Grantee's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Grantee's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

8.4.	Limitations on Exercise of Option

Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event that results in termination of the Option.

8.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

26

8.6.	Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 14 or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.

8.7.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (1) if the Grantee of the Option is an employee of the Company or any Subsidiary; (2) to the extent specifically provided in the related Award Agreement; and (3) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonstatutory Stock Option unless and until such approval is obtained.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)
9.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the SAR Exercise Price. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms

The Board shall determine at the Grant Date the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable after Separation from Service or upon other terms or conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board and stated in the related Award Agreement; provided, however, that such term shall not exceed 10 years.

9.4.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying:

(1)	the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

27

(2)	the number of Shares with respect to which the SAR is exercised.
10.	TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED STOCK UNITS (RSUs)
10.1.	Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.

10.2.	Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date.

10.3.	Rights of Holders of Restricted Shares

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.10, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

10.4.	Rights of Holders of RSUs
10.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (1) within the time period specified for “short term deferrals” under Section 409A or (2) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.	Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.10, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.

10.5.	Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of (1) the aggregate par value of the Restricted Shares or (2) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if permitted by the Board, in consideration for past services rendered.

10.6.	Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

28

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES
11.1.	General Rule

Payment of the Option Price for an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11. Notwithstanding any provision of this Section 11, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

11.2.	Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.

11.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	other sTOCK-based awards
12.1.	Grant of Other Stock-based Awards

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board shall determine the persons to whom and the time or times at which such Awards may be made, the number of Shares to be granted under such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

29

12.2.        Terms of Other Stock-based Awards

Any Shares subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

13.	REQUIREMENTS OF LAW
13.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual, or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but shall not be obligated to, register any securities covered hereby under the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations, and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

13.2.	California Grantees

The Plan is intended to comply with Section 25102(o) of the California Corporations Code, to the extent applicable. In that regard, to the extent required by Section 25102(o), (1) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o) and (2) any repurchase right of the Company with respect to Issued Shares shall include a minimum 90-day notice requirement. Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

30

14.	EFFECT OF CHANGES IN CAPITALIZATION
14.1.	Changes in Common Stock

If (1) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (2) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made (including the per-Grantee maximums set forth in Section 4), (B) the number and kinds of shares for which outstanding Awards may be exercised or settled, and (C) the performance goals relating to outstanding Awards, shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (2) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2.	Effect of Certain Transactions

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms, except that after a Corporate Transaction either (1) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (2) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each Stockholder was entitled to receive in the Corporate Transaction in respect of one Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the terms and conditions (including performance criteria) that were applicable to the Awards before such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs under this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (A) the holders of affected Options and SARs have been given a period of at least 15 days before the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (B) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to Stockholders in the Corporate Transaction (the value of any noncash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (i) the cancellation of Options and SARs under clause (B) of the preceding sentence may be effected notwithstanding any other term or condition of the Plan or any Award Agreement and (ii) if the amount determined under clause (B) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

31

14.3.	Change in Control

Subject to the requirements and limitations of Section 409A, if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Grantees:

(1)	Accelerated Vesting. Unless otherwise provided in any Award Agreement, upon a Grantee’s Separation from Service immediately prior to, upon, or following a Change in Control for any reason other than Cause, the exercisability, vesting and/or settlement of an Award shall immediately accelerate.
(2)	Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 14.3, if so determined by the Board, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
32

(3)	Cash-Out of Awards. The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. The Board may, in its discretion, without payment of any consideration to the Grantee, cancel any outstanding Award to the extent not vested or exercised immediately prior to the Change in Control and not otherwise assumed or continued by the Acquiror in accordance with Section 14.3(2) above.
14.4.	Adjustments

Adjustments under this Section 14 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

15.	No Limitations on Company

The grant of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS
16.1.	Disclaimer of Rights

No term or condition of the Plan or any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the terms and conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

33

16.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of Options as the Board determines desirable.

16.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (1) with respect to the vesting of or other lapse of restrictions applicable to an Award, (2) upon the issuance of any Shares upon the exercise of an Option or SAR, or (3) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4.	Other Terms and Conditions; Employment Agreements

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

16.5.	Severability

If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions hereof and thereof shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

34

16.6.	Governing Law

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Delaware. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Florida and to have agreed that any related litigation shall be conducted solely in the courts of Miami-Dade County or the federal courts for the U.S. for the Southern District of Florida, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

16.7.	Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

16.8.	Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.9.	Transferability of Awards and Issued Shares
16.9.1.	Transfers in General

Except as provided in Section 16.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

35

16.9.2.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.9.2, a “not for value” transfer is a transfer that is (1) a gift, (2) a transfer under a domestic relations order in settlement of marital property rights; or (3) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 16.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.9.2 or by will or the laws of descent and distribution.

16.10.	Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

16.11.	Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

16.12.	Disqualifying Dispositions

Any Grantee who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

16.13.	Plan Construction

36

In the Plan, unless otherwise stated, the following uses apply:

(1)	references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;
(2)	in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;
(3)	indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;
(4)	the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;
(5)	all references to articles and sections are to articles and sections in the Plan;
(6)	all words used shall be construed to be of such gender or number as the circumstances and context require;
(7)	the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan;
(8)	any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(9)	all accounting terms not specifically defined shall be construed in accordance with GAAP.

37

Appendix II

Employment Agreement

This Employment Agreement (the “Agreement”) is made and entered into as of _____ ___, 2019 (the “Execution Date”), by and between MARK DYBUL (the “Executive”) and ENOCHIAN BIOSCIENCES, INC., a Delaware corporation (the “Company”).

WHEREAS, the Company desires to employ the Executive on the terms and conditions set forth herein; and

WHEREAS, the Executive desires to be employed by the Company on such terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants, promises, and obligations set forth herein, the parties agree as follows:

1.              Term. The Executive’s employment hereunder shall be effective as of July 1, 2020 or such earlier date as shall be agreed to by the Executive and the Company (the “Effective Date”), and shall continue until the third (3rd) anniversary thereof, unless terminated earlier pursuant to Section 5 of this Agreement; provided that, on such third (3rd) anniversary and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the Agreement shall be deemed to be automatically extended for successive periods of one year, unless either party provides written notice of its intention not to extend the term of the Agreement at least ninety (90) days’ prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Term.”

2.              Position and Duties.

2.1                Position. During the Term, the Executive shall serve as the Chief Executive Officer of the Company, reporting to the Board of Directors (the “Board”). In such position, the Executive shall have such duties, authority, and responsibility as shall be determined from time to time by the Board or its designee, which duties, authority, and responsibility are consistent with the Executive’s position. The Executive shall also serve as a member of the Board, but as of the Effective Date and continuing while this Agreement is in effect, the Executive shall receive no further compensation pursuant to that certain Amended and Restated Director Agreement, as amended, between the Executive and the Company (the “Director Agreement”) for such service.

2.2                Duties. During the Term, the Executive shall devote a substantial majority of the Executive’s business time and attention to the performance of the Executive’s duties hereunder and will not engage in any other business, profession, or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the Board. Notwithstanding the foregoing, the Executive will be permitted to (a) with the prior written consent of the Board, which consent will not be unreasonably withheld or delayed, act or serve as a director, trustee, committee member, or principal of any type of civic or charitable organization as long as such activities are disclosed in writing to the Company, (b) purchase or own less than five percent (5%) of the publicly traded securities of any corporation unaffiliated with the Company, provided that, such ownership represents a passive investment and that the Executive is not a controlling person of, or a member of a group that controls, such corporation, (c) serve on up to five (5) boards of directors (or other governing bodies) of non-competitive corporations (or other entities) in the sole discretion of the Board following written notice to and approval by the Board of any such service to a non-competitive corporation or entity and (d) own membership interests and participate in the operations of Weird Science, LLC; provided however that, the activities described in clauses (a), (b), (c) and (d) do not materially interfere with the performance of the Executive's duties and responsibilities to the Company as provided hereunder.

2.3                Compliance with Rules and Policies. The Executive shall perform all services in accordance with the policies, procedures and rules established by the Company and the Board. In addition, the Executive shall comply with all laws, rules and regulations that are generally applicable to the Company or its affiliates and their respective employees, directors and officers.

38

3.              Place of Performance. The principal place of Executive’s employment shall be Los Angeles, California, provided that, the Company acknowledges that the Executive shall continue to reside outside of Los Angeles, and shall commute to Los Angeles as reasonably required during the Term.

4.              Compensation.

4.1                Base Salary. The Company shall pay the Executive an annual rate of base salary of Eight Hundred Fifty Thousand Dollars ($850,000) (the “Base Salary”) in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment laws, but no less frequently than monthly. The Executive’s Base Salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the Base Salary during the Term.

4.2                Variable Compensation. The Executive shall be eligible for additional compensation of up to 60% of the Base Salary per year in the sole discretion of the Company’s Compensation Committee (the “Variable Compensation”), subject to any additional terms and conditions that may be adopted by the Company’s Compensation Committee from time to time and in accordance with any Short Term Incentive Plan that may be adopted by the Company. In order to be eligible to receive the Variable Compensation, the Executive must be employed by the Company in good standing at the time of payment. The Company will evaluate and determine the Variable Compensation offered each year based on a combination of Company results and individual performance against the actual performance goals established by the Company, subject to the approval of the Board’s Compensation Committee. The Board or a duly authorized committee thereof, in its discretion, may elect to amend and/or discontinue the Variable Compensation offered to the Executive, provided that the Company does so based on a reasonable, good faith assessment of the performance of the Executive and/or the Company.

4.3                Options. The Executive shall be eligible to receive options to purchase Two Million Seven Hundred Thousand (2,700,000) shares of Company’s common stock at an exercise price of $8.00 per share (the “Options”). Except as set forth in Section 5.2, the Options shall vest in three equal annual installments on the first, second and third anniversaries of the Effective Date; provided, however, that all vesting is subject to the Executive’s continued employment status through each vesting date; provided further, that following the Effective Date, all unvested options shall immediately vest upon a Change in Control, as defined below.

4.4                Employee Benefits. During the Term, the Executive shall be entitled to participate in all employee benefit plans, practices, and programs maintained by the Company, as in effect from time to time (collectively, “Employee Benefit Plans”), on a basis which is no less favorable than is provided to other similarly situated executives of the Company, to the extent consistent with applicable law and the terms of the applicable Employee Benefit Plans. The Company reserves the right to amend or cancel any Employee Benefit Plans at any time in its sole discretion, subject to the terms of such Employee Benefit Plans and applicable law.

4.5                Vacation. During the Term, the Executive shall be entitled to five (5) weeks’ vacation per year in accordance with the Company’s vacation policies, as in effect from time to time.

4.6                Business Expenses. The Executive shall be entitled to reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by the Executive in connection with the performance of the Executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures.

4.7                Rental Accommodations. The Company will provide access to a corporate apartment as appropriate, or at the Executive’s option, will reimburse the Executive for reasonable expenses for accommodations in Los Angeles, California, and the Company will also provide a company car, each to be selected by the Executive and reasonably acceptable to the Company.

5.              Termination of Employment. Upon termination of the Executive’s employment during the Term, the Executive shall be entitled to the compensation and benefits described in this Section 5 and shall have no further rights to any compensation or any other benefits from the Company or any of its affiliates. The last day in which the Executive is an employee of the Company shall be the “Termination Date.”

39

5.1                Expiration of the Term, for Cause or Without Good Reason.

(a)                 The Executive’s employment hereunder may be terminated upon expiration of the Agreement in accordance with Section 1, by the Company for Cause or by the Executive without Good Reason. If the Executive’s employment is terminated upon expiration of the Agreement, by the Company for Cause or by the Executive without Good Reason, the Executive shall be entitled to receive:

(i)                  any accrued but unpaid Base Salary and accrued but unused vacation which shall be paid on the Termination Date (as defined below);

(ii)                reimbursement for unreimbursed business expenses properly incurred by the Executive, which shall be subject to and paid in accordance with the Company’s expense reimbursement policy;

(iii)              such employee benefits, if any, to which the Executive may be entitled under the Company’s employee benefit plans and vested as of the Termination Date, provided that, in no event shall the Executive be entitled to any payments or benefits in the nature of severance or termination payments or benefits except as specifically provided herein; and

(iv)               any vested Options.

Items 5.1(a)(i) through 5.1(a)(iv) are referred to herein collectively as the “Accrued Amounts”.

(b)                For purposes of this Agreement, “Cause” shall mean:

(i)                  the Executive’s willful failure to materially perform his duties (other than any such failure resulting from incapacity due to physical or mental illness);

(ii)                the Executive’s willful failure to comply with any valid and legal directive of the Board;

(iii)              the Executive’s engagement in dishonesty, illegal conduct or gross misconduct;

(iv)               the Executive’s embezzlement, misappropriation, or fraud, whether or not related to the Executive’s employment with the Company;

(v)                the Executive’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or any crime involving moral turpitude;

(vi)               the Executive’s willful unauthorized disclosure of Confidential Information (as defined in the Confidentiality and Proprietary Information Agreement attached hereto as Addendum A);

(vii)             the Executive’s breach of any material obligation under this Agreement or any other written agreement between the Executive and the Company; or

(viii)           The Executive’s violation or material failure by the Executive to comply with the Company’s written policies or rules, as they may be in effect from time to time during the Term.

The Company cannot terminate the Executive’s employment for Cause pursuant to subsections 5.1(b) (i), (ii), (vi), (vii) and/or (viii) unless the Company has provided written notice to the Executive of the existence of any of the conditions set forth above providing grounds for termination for Cause within thirty (30) days of the initial existence of such condition(s) and the Executive has had at least sixty (30) days from the date on which such notice is provided to cure such condition(s) (the “Cure Period”).

40

(c)                 For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following conditions, in each case during the Term without the Executive’s written consent:

(i)                  a material reduction in the Executive’s Base Salary other than a general reduction in Base Salary that affects all similarly situated executives in substantially the same proportion;

(ii)                any breach by the Company of any material provision of this Agreement or any other agreement between the Executive and the Company;

(iii)              a Change in Control, as defined below; or

(iv)               a material, adverse change in the Executive’s authority, duties, or responsibilities (other than temporarily while the Executive is physically or mentally incapacitated or as required by applicable law); provided, however, that a reduction in the Executive’s authority, duties or responsibilities solely by virtue of the Company being acquired and made part of a division or subsidiary of the acquirer that contains the Company’s business, and in which the Executive has a comparable position with comparable terms and conditions of employment to this Agreement, shall not constitute a “Good Reason.”

The Executive cannot terminate his employment for Good Reason unless the Executive has provided written notice to the Company of the existence of any of the conditions set forth above providing grounds for termination for Good Reason within thirty (30) days of the initial existence of such condition(s) and the Company has had at least thirty (30) days from the date on which such notice is provided to cure such condition(s) (the “Cure Period”). If the Executive does not terminate his employment for Good Reason within ten (10) business days after the earlier of the end of the Cure Period or the date the Company provides notice to the Executive during the Cure Period that the Company will not cure the condition(s) that the Executive provided in his written notice, then the Executive will be deemed to have waived his right to terminate for Good Reason with respect to such grounds.

For purposes of this Section 5.1(c), “Change of Control” shall mean the consummation in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       a sale, transfer or disposition of all or substantially all of the Company’s assets other than to an “Excluded Entity,” which may be one of the following: (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (C) another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction;

(ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into an Excluded Entity;

(iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur under this subsection (iii), as follows: (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by any person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of beneficial ownership held by any person exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, such person becomes the beneficial owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities beneficially owned by such person over the designated percentage threshold, then a Change of Control shall be deemed to occur.

41

Notwithstanding the foregoing, the following transactions shall not constitute a Change of Control: (A) if its purpose is to change the jurisdiction of the Company’s incorporation, (B) if its purpose is to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, (C) if its purpose is to obtain funding for the Company in a financing that is approved by the Company’s Board, (D) if it is solely the result of the increase of the holdings of an existing shareholder resulting in such existing major shareholder owning a majority of the voting power of the Company without any merger, consolidation or other business combination transaction or (E) if the Board determines in good faith that the transaction does not constitute a “Change of Control” for purposes of this Agreement.

5.2                Involuntary Termination Without Cause or Voluntary Termination for Good Reason. This Agreement and the Executive’s employment hereunder may be involuntarily terminated by the Company without Cause, or voluntarily terminated by the Executive for Good Reason, and in either case notwithstanding anything to the Contrary in this Agreement, the Executive shall be entitled to receive the Accrued Amounts; and subject to the Executive signing and not revoking a release of claims in the form that the Company generally uses in connection with such involuntary termination (the “Release”), the Executive shall receive (a) continued Base Salary for twelve (12) months from the Termination Date, or the date on which the Executive obtains comparable, alternate employment, whichever is earlier, payable in equal installments in accordance with the Company’s normal payroll practices, but no less frequently than monthly, which shall commence on the next payroll date following the Termination Date; provided that, if the period of time in which the Executive has to consider and revoke the Release (the “Release Execution Period”) begins in one taxable year and ends in another taxable year, payments shall not begin until the later of the first payroll date after January 1 of the year following the Termination Date or after the Release becomes effective upon its terms; provided further that, the first installment payment shall include all amounts of Base Salary that would otherwise have been paid to the Executive during the period beginning on the Termination Date and ending on the first payment date if no delay had been imposed; (b) the vesting of one third (1/3) of the Options in the event that a portion of such Options remains unvested; (c) a pro rata portion of the variable compensation in Section 4.2; and (d) payment of Executive’s COBRA premiums, and any administrative fees, for a period of 12 months after Executive’s Termination Date if Executive timely elects COBRA coverage.

5.3                Death or Disability.  The Executive’s employment hereunder shall terminate automatically upon the Executive’s death during the Term, and the Company may terminate the Executive’s employment on account of the Executive’s Disability.

(a)                 If the Executive’s employment is terminated during the Term on account of the Executive’s death or Disability, the Executive (or the Executive’s estate and/or beneficiaries, as the case may be) shall be entitled to receive the Accrued Amounts.

(b)                Notwithstanding any other provision contained herein, all payments made in connection with the Executive’s Disability shall be provided in a manner which is consistent with federal and state law.

42

(c)                 For purposes of this Agreement, “Disability” shall mean the Executive’s is eligible to receive disability insurance under the Company’s long-term disability program.

5.4                Resignation of All Other Positions. Upon termination of the Executive’s employment hereunder for any reason, the Executive agrees to resign, effective on the Termination Date shall be deemed to have resigned from all positions that the Executive holds as an officer or member of the Board (or a committee thereof) of the Company or any of its affiliates The Executive also agrees to relinquish any power of attorney, signing authority, trust authorization or bank account signatory authorization that the Executive may hold on behalf of the Company or any of its affiliates.

6.              Cooperation. The parties agree that certain matters in which the Executive will be involved during the Term may necessitate the Executive’s cooperation in the future. Accordingly, following the termination of the Executive’s employment for any reason, to the extent reasonably requested by the Board, the Executive shall cooperate with the Company in connection with matters arising out of the Executive’s service to the Company; provided that, the Company shall make reasonable efforts to minimize disruption of the Executive’s other activities. The Company shall reimburse the Executive for reasonable expenses incurred in connection with such cooperation.

7.              Confidential and Propriety Rights. The Executive will comply with all terms of the Confidential and Proprietary Information Agreement, attached hereto as Addendum A and incorporated herein by reference, as a material condition of this Agreement.

8.              Arbitration. To the extent permitted by applicable law, the parties shall arbitrate disputes in accordance with the terms of the Arbitration Agreement attached hereto as Addendum B and incorporated herein by reference.

9.              Security.

9.1                Security and Access. The Executive agrees and covenants (a) to comply with all Company security policies and procedures as in force from time to time, including without limitation those regarding computer equipment, telephone systems, voicemail systems, facilities access, monitoring, key cards, access codes, Company intranet, internet, social media and instant messaging systems, computer systems, e-mail systems, computer networks, document storage systems, software, data security, encryption, firewalls, passwords and any and all other Company facilities, IT resources and communication technologies (“Facilities and Information Technology Resources”); (b) not to access or use any Facilities and Information Technology Resources except as authorized by the Company; and (c) not to access or use any Facilities and Information Technology Resources in any manner after the termination of the Executive’s employment by the Company, whether termination is voluntary or involuntary. The Executive agrees to notify the Company promptly in the event he learns of any violation of the foregoing by others, or of any other misappropriation or unauthorized access, use, reproduction, or reverse engineering of, or tampering with any Facilities and Information Technology Resources or other Company property or materials by others.

9.2                Exit Obligations. Upon a voluntary or involuntary termination of the Executive’s employment or the Company’s request at any time during the Executive’s employment, the Executive shall (a) provide or return to the Company any and all Company property, including keys, key cards, access cards, identification cards, security devices, employer credit cards, network access devices, computers, cell phones, smartphones, PDAs, pagers, fax machines, equipment, speakers, webcams, manuals, reports, files, books, compilations, work product, e-mail messages, recordings, tapes, disks, thumb drives or other removable information storage devices, hard drives, negatives and data and all Company documents and materials belonging to the Company and stored in any fashion, including but not limited to those that constitute or contain any Confidential Information or Work Product, that are in the possession or control of the Executive, whether they were provided to the Executive by the Company or any of its business associates or created by the Executive in connection with his employment by the Company; (b) delete or destroy all copies of any such documents and materials not returned to the Company that remain in the Executive’s possession or control, including those stored on any non-Company devices, networks, storage locations, and media in the Executive’s possession or control and, upon request by the Company, submit an affidavit attesting to such deletion or destruction; (c) produce for inspection any laptops, tablets or other mobile devices that the Executive has used for work-related purposes and permit the Company to delete all Company data from such devices; and (d) disclose to the Company all passwords and passcodes in the Executive’s knowledge and/or possession relating to the Company’s operations.

43

10.           Governing Law: Jurisdiction and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

11.           Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter, including the Director Agreement. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

12.           Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and by a specific designee of the Board. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power, or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power, or privilege.

13.           Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties with any such modification to become a part hereof and treated as though originally set forth in this Agreement.

The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law.

The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had not been set forth herein.

14.           Captions. Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph.

15.           Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.           Tolling. Should the Executive violate any of the terms of the restrictive covenant obligations articulated herein, the obligation at issue will run from the first date on which the Executive ceases to be in violation of such obligation.

17.           Section 409A.

17.1             General Compliance. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and regulations and guidance promulgated thereunder (“Section 409A”) or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” as defined under Section 409A. In the event that the period for consideration of a release of claims and the revocation period crosses two calendar years, payment under this Agreement shall be made on the first payroll date in such second calendar year that occurs on or after the expiration of the applicable release revocation period, regardless of the date the release of claims is signed. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Executive on account of non-compliance with Section 409A.

44

17.2             Specified Employees. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the Termination Date or, if earlier, on the Executive’s death (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date (without interest) shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

17.3             Reimbursements. To the extent required by Section 409A, each reimbursement or in-kind benefit provided under this Agreement shall be provided in accordance with the following:

(a)                 the amount of expenses eligible for reimbursement, or in-kind benefits provided, during each calendar year cannot affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year;

(b)                any reimbursement of an eligible expense shall be paid to the Executive on or before the last day of the calendar year following the calendar year in which the expense was incurred; and

(c)                 any right to reimbursements or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit.

18.           Notification to Subsequent Employer. For a period of one year after the Executive’s Termination Date, the Executive agrees to notify any subsequent employer of the restrictive covenants sections contained in this Agreement.

19.           Successors and Assigns. This Agreement is personal to the Executive and shall not be assigned by the Executive. Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment. The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

20.           Notice. Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, or by overnight carrier to the parties at the addresses set forth below (or such other addresses as specified by the parties by like notice):

If to the Company:

Enochian Biosciences, Inc.

c/o ___________________

Century City Medical Plaza

2080 Century Park East, Suite 906

Los Angeles, CA 90067

45

And with email copies to:

Clayton Parker

K&L Gates, LLP

Southeast Financial Center, Suite 3900

200 South Biscayne Boulevard

Miami, FL 33131-2399

If to the Executive:

_____________________________

21.           Representations of the Executive. The Executive represents and warrants to the Company that:

(a)                 The Executive’s acceptance of employment with the Company and the performance of his or her duties hereunder will not conflict with or result in a violation of, a breach of, or a default under any contract, agreement, or understanding to which he/she is a party or is otherwise bound.

(b)                The Executive’s acceptance of employment with the Company and the performance of his or her duties hereunder will not violate any non-solicitation, non-competition, or other similar covenant or agreement of a prior employer.

(c)                 Upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Executive, enforceable in accordance with its terms

22.           Taxes. Under this Agreement, the Company may withhold from any payment or the Executive’s compensation that is required to be made amounts sufficient to satisfy applicable withholding requirements under any federal, state, or local law, impute income to the Executive, as required under applicable law, or subject such payments to applicable deductions.

23.           Protected Rights. Notwithstanding any other provision of this Agreement, nothing contained in this Agreement limits the Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (collectively, “Government Agencies”), restrict or impede the Executive from exercising protected rights to the extent that such rights cannot be waived by agreement, including but not limited to the Executive’s Section 7 rights under the National Labor Relations Act, or restricts the Executive from providing truthful information in response to a lawfully issued subpoena or court order. Further, this Agreement does not limit the Executive’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Agreement does not, in any way restrict the Executive’s rights to communicate with any Government Agency to report suspected unlawful conduct or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized Government Agency, provided that such compliance does not exceed that required by the law, regulation, or order. The Executive shall promptly provide written notice of any such order to the Company. Nothing in this Agreement shall infringe, limit, or restrict any rights Employee has under applicable law to discuss terms and conditions of employment. Moreover, nothing in this Agreement prohibits Employee from disclosing information about unlawful acts in the workplace, including but not limited to information pertaining to sexual harassment or any other unlawful or potentially unlawful conduct.

24.           Survival. Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties hereto shall survive such expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement.

25.           Acknowledgement of Full Understanding. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE/SHE HAS FULLY READ, UNDERSTANDS AND VOLUNTARILY ENTERS INTO THIS AGREEMENT. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE/SHE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND CONSULT WITH AN ATTORNEY OF HIS OR HER CHOICE BEFORE SIGNING THIS AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

46

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MARK DYBUL	ENOCHIAN BIOSCIENCES, INC., a Delaware corporation
Signature: _________________________	By: ________________________________
Print Name: _______________________	Name: ______________________________
Title: _______________________________

47

ADDENDUM A

CONFIDENTIAL AND PROPRIETARY INFORMATION AGREEMENT

Mark Dybul (“Employee”) understands that, by virtue of Employee’s employment with Enochian BioSciences, Inc. (“the Company”), Employee will acquire and/or be exposed to confidential and proprietary information of Company, and thus, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee acknowledges and accepts this Confidential Information and Inventions Agreement (“Agreement”):

1.              Confidential Information

1.1       Confidential Information. Company may, in its discretion, convey to Employee, either verbally, or by written, printed, graphic, pictorial, electronic, or other forms of communication, certain confidential, trade secret, and/or proprietary information of Company (“Confidential Information”). “Confidential Information” is to be broadly defined and includes all information that has or could have actual or potential commercial or economic value or other utility in the business of Company (including its affiliates, partners, principals, employees, representatives, and contractors), its clients, and all others with whom it does business. Confidential Information includes, but is not limited to all forms and types of financial, business, scientific, technical, economic, or engineering information, including but not limited to Developments (as defined in this Agreement); plans; devices; designs; prototypes; techniques; methods; processes; procedures; programs; codes; inventions (whether or not patentable or reduced to practice); innovations; improvements; know-how; treatments; drawings; sketches; specifications; patterns; models; sales strategies; sales forecasts; product knowledge; client lists; client identities; client contact information; client personal information; client leads and referral sources; client profiles; client terms; client preferences; client purchasing habits and history; client contracts; formulas; pricing; schedules; marketing and sales strategies, plans, and materials; financial information and bank statements; forms, policies and procedures; personnel records and data; compensation data; employee rosters and contact information; names of suppliers; contracts with employees and third parties; payments to third parties; licensing deals; profits and margins; analytics and modeling; legal documents; business plans; forecasts; works in progress; research and development; pending projects and proposals; collaboration contacts and agreements (whether potential or realized); potential or current joint venture contacts and agreements; investor, lender, and supplier information; technological data; database; internal communications; manuals; training materials; compilations; software programs; source code; object code; and all other confidential, proprietary and/or trade secret information whether tangible or intangible in any document, form or medium whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing (whether merely remembered or embodied in a tangible or intangible form or medium). Confidential Information also includes any information described- in this Section that is related to Company’s clients or business partners, or that Company obtains from a third party and treats as proprietary or confidential, whether or not owned or developed by Company. Confidential Information does not include (i) Developments and/or information that has been independently developed by Employee under California Labor Code Sec. 2870; (ii) was known to the public prior to its disclosure to Employee; (iii) becomes generally known to the public subsequent to disclosure to Employee through no wrongful act of Employee; or (iv) that Employee is required to disclose by applicable law, regulation or legal process (provided that Employee provides Company with prior notice of the contemplated disclosure and cooperates with Company at its expense in seeking a protective order or other appropriate protection of such information). Confidential Information is and shall remain the property of Company. By disclosing information to Employee, Company does not grant any express or implied right to Employee to or under Company’s patents, copyrights, trademarks, trade dress, trade secrets and/or any other proprietary right.

1.2       Nondisclosure. Employee understands that Company has the right to insist on the undivided loyalty of its employees. Employee acknowledges and agrees that all Confidential Information is maintained as a trade secret and is the sole and exclusive property of Company. Employee agrees to hold in strict confidence and trust, both during and after Employee’s employment with Company, all Confidential Information, and not to reveal, report, publish, disclose or transfer, directly or indirectly, any Confidential Information to any person or entity, and not to acquire or utilize any Confidential Information for any purpose other than those purposes approved by Company during the course and scope of Employee’s employment with Company. Employee also agrees to refrain from any acts or omissions that would reduce the value of Confidential Information to Company. If disclosure of part or all of Confidential Information must be made to a third party, such disclosure shall be made by Employee only with the consent of Company and under the terms of a confidentiality or non-disclosure agreement with said third party. Employee will not, at any time during or subsequent to his or her employment with Company, acquire, disclose, or use Confidential Information in any unauthorized manner or in any manner detrimental to the best interests of Company. Employee will not, at any time during or subsequent to his or her employment with Company, knowingly permit Confidential Information to be acquired by, disclosed to, or used by any competitor of Company. If Employee originates, develops, or reduces to writing Confidential Information, Employee does so within the scope of Employee’s performance and such Confidential Information will become for all purposes property of Company, and will be treated as Confidential Information. Confidential Information will be entitled to all of the protections and benefits under applicable law. Employee will notify Company in writing immediately after Employee receives a subpoena, notice to produce, or other compulsory order or process of any court of law or government agency if such document requires or may require disclosure or other transfer of Confidential Information. Employee agrees not to reverse engineer or attempt to derive the composition or underlying information, structure or ideas of any Confidential Information.

48

1.3       Confidential and Proprietary Information of Others. Employee acknowledges that Company has a strict policy against using confidential or proprietary information belonging to any other person or entity without the express permission of the owner of that information. Employee represents and warrants that the performance by Employee of all of the terms of this Agreement will not result in any breach of any duty owed by Employee to a third party to keep in confidence or not to use any confidential or proprietary information, knowledge or data acquired by Employee in confidence. Employee agrees not to disclose to Company or to induce Company to use any confidential or proprietary information belonging to any third party. Employee will not, at any time, disclose to, or discuss with, Company employees any confidential or proprietary data belonging to Employee’s former employers, nor will Employee bring to Company’s premises any confidential or proprietary information belonging to Employee’s former employers or any other third party, and will not disclose or use any such information while performing work for Company. Employee agrees to indemnify and hold harmless Company for any damages whether monetary, punitive, or in equity caused by or the result of Employee’s disclosure of confidential or proprietary information or any confidential information belonging to Employee’s former employers or other entities or persons with whom Employee has a duty to not disclose confidential or proprietary information.

1.4       Return of Property and Confidential Information. Upon termination of employment and at any time at the request of Company, Employee will promptly deliver to Company all originals and copies of any notes, data, reference materials, sketches, drawings, memoranda, documents, and records in any way incorporating or reflecting any Confidential Information or any copyrights or proprietary rights therein (whether maintained in tangible or intangible form, computer memory or other format), and whether made or compiled by or on behalf of Employee or made available to Employee by Company, in the possession, custody, or control of Employee. Following termination or a request to return Confidential Information, Employee will not acquire, use, maintain, copy, or disclose any materials containing Confidential Information. Employee will keep Confidential Information confidential in perpetuity following termination of employment. Employee will return any and all equipment, software, keys, access cards, files and other property belonging to Company promptly upon termination of Employee’s employment and at any time at Company’s request. In the event of the termination of Employee’s employment, Employee agrees to sign and deliver the “Termination Certification” attached hereto as Attachment A.

2.              Competition, Solicitation & Nondisparagement

2.1       Restrictions on Competition By Use of Confidential Information. Employee acknowledges that (i) the identities of, and other Confidential Information regarding, past, current, and prospective clients and business partners of Company are confidential and proprietary and constitute trade secrets under applicable law, and are not generally known to the public; (ii) Company uses reasonable efforts to maintain the confidentiality of such Confidential Information; and (iii) Company expends substantial time and resources to obtain and maintain relationships with its past current, and prospective clients and business partners. Employee understands and acknowledges that the business requirements and likes and dislikes of Company’s clients are intrinsic to the value of this information. Accordingly, Employee agrees, to the extent permitted by applicable law, that Employee will not, during or at any time after Employee’s employment, without the prior written consent of Company, solicit any of the past, current, or prospective clients or business partners of Company to do business with any person or entity whose business competes with the business of Company, in each case, to the extent that the identity of, or other information regarding, such client or business partner constitutes a trade secret of Company under applicable law, and/or to the extent that such solicitation involves acquisition, disclosure, or use of Company’s Confidential Information. Employee further agrees not to keep or use client lists, client information, and/or any other Confidential Information to mail, e-mail, or in any other manner contact or communicate with Company’s clients (past, present and future) for any purpose, including but not limited to soliciting business for Employee’s own business interests or the business interests of any person or entity.

49

2.2       Nonsolicitation. For one (1) year after termination of Employee’s employment relationship with Company, Employee will not, either directly or indirectly, induce, solicit, recruit, or encourage any person employed by Company to end their employment relationship with Company.

2.3       Noninterference. Employee agrees not to take any action that disrupts, damages, impairs, or interferes with Company’s contractual and/or economic relationships with any business, vendor, officer, director, agent, employee, contractor, or other person or entity.

2.4       Nondisparagement. Except as otherwise provided in Section 23 of the Employment Agreement and/or applicable law, both during and after Employee’s employment with Company, Employee will not make any representation or statement, whether written or oral, to any person or entity, including, but not limited to, former, current and potential clients, vendors, business partners, employees, or competitors of Company or any of Company’s affiliates, which reflects any opinion, judgment, observation or representation that may defame, disparage, harm, or otherwise reflect negatively on Company or its officers, directors, or employees.

2.5       Prohibition on Competition During Employment. During the course of Employee’s employment with Company, Employee will not directly or indirectly compete with Company or aid any other individual or organization in competition with Company.

2.6       Prohibition on Competition After Employment. In addition to and independent of all other obligations of Employee contained herein, following the termination of Employee’s employment with Company, Employee will not directly or indirectly compete with Company or aid any other individual or organization in competition with Company, provided that Company continues to pay Employee’s Base Salary of $850,000 per annum as consideration for such prohibition on competition.

2.7       Subpoenas; Cooperation in Defense of Company. If Employee is served with any subpoena or other compulsory judicial or administrative process calling for production of Confidential Information or if Employee is otherwise required by law or regulation to disclose Confidential Information, Employee will promptly notify the Company before making any such production or disclosure and Employee also will provide Company with such information as it may reasonably request to take such action as it deems necessary. Employee agrees to cooperate reasonably with Company, whether during Employee’s employment or thereafter, in the prosecution or defense of all threatened claims or actual litigation in which Company is or may become a party, whether now pending or hereafter brought, in which Employee has knowledge of relevant facts or issues, with the understanding that the Company will pay all of Employee’s reasonable expenses and, if Employee is no longer employed by Company is required to devote more than ten (10) hours of time in any 12-month period, he will be compensated for such time at a daily rate to be mutually agreed upon by Company and Employee.

3.              Disclosure of Developments to Company

3.1       Developments. As used in this Agreement, “Developments” means any work of authorship, discovery, improvement, invention, design, graphic, source, HTML and other code, trade secret, technology, algorithms, computer program, audio, video or other files or content, idea, design, process, technique, know-how and data, whether or not patentable or copyrightable. Employee agrees to maintain adequate and current written records and promptly disclose in writing to Company, all Developments, made, discovered, conceived, reduced to practice or developed by Employee, either alone or jointly with others, during the term of Employee’s service for Company.

3.2       Disclosure of Developments. Employee will disclose to Company all Developments made, discovered, conceived, reduced to practice, or developed by Employee, either alone or jointly with others, within six (6) months after the termination of Employee’s service with Company which resulted, in whole or in part, from Employee’s prior service for Company. Such disclosures shall be received by Company in confidence (to the extent such Developments are not assigned to Company and do not extend the assignment made below). Employee will not disclose Developments covered by this Section to any person outside Company unless Employee is requested to do so by Company.

50

4.              Ownership of Developments

4.1       Generally. Employee agrees that all Developments that Employee makes, discovers, conceives, reduces to practice or develops (in whole or in part, either alone or jointly with others) during Employee’s service for Company shall be the sole property of Company to the maximum extent permitted by Section 2870 of the California Labor Code or any like statute of any other state. Section 2870 provides as follows:

Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(a)       Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer.

(b)       Result from any work performed by the employee for his employer.

To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

This assignment shall not extend to Developments the assignment of which is prohibited by Labor Code Section 2870.

Employee will advise Company promptly in writing of any inventions, original works of authorship, developments, improvements or trade secrets that Employee believes meet the criteria in Section 2870, above, and Employee will provide to Company in writing all evidence necessary to substantiate that belief. Employee understands that Company will keep in confidence and will not disclose to third parties without Employee’s consent any such information disclosed in writing to Company for this purpose. Employee identifies all such works here (attach additional pages if necessary):

4.2       Works Made for Hire. Company shall be the sole owner of all patents, patent rights, copyrights, trade secret rights, trademark rights and all other intellectual property or other rights in connection with Developments. Employee further acknowledges and agrees that such Developments, including, without limitation, any computer programs, programming documentation, and other works of authorship, are “works made for hire” for purposes of Company’s rights under copyright laws. Employee hereby assigns to Company any and all rights, title and interest Employee may have or acquire in such Developments.

4.3       Cooperation. Employee agrees to perform, during and after Employee’s service for Company, all acts deemed necessary or desirable by Company to permit and assist it, at Company’s expense, in further evidencing and perfecting the assignments made to Company under this Agreement and in obtaining, maintaining, defending and enforcing patents, patent rights, copyrights, trademark rights, trade secret rights or any other rights in connection with such Developments and improvements thereto in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Employee hereby irrevocably designates and appoints Company and its duly authorized officers and agents, as Employee’s agents and attorney-in-fact to act for and on Employee’s behalf and instead of Employee, to execute and file any documents, applications or related findings and to do all other lawfully permitted acts to further the purposes set forth above, including, without limitation, the perfection of assignment and the prosecution and issuance of patents, patent applications, copyright applications and registrations, trademark applications and registrations or other rights in connection with such Developments and improvements thereto with the same legal force and effect as if executed by Employee.

51

5.              Remedies

Employee agrees that any breach of this Agreement will be grounds for discipline, up to and including termination and legal action. Employee shall notify Company immediately upon discovery of any unauthorized acquisition, disclosure, or use of Confidential Information, or any other breach of this Agreement by Employee or otherwise known to Employee, and will cooperate with Company in every reasonable way to help Company regain possession of the Confidential Information and prevent improper, unauthorized and/or unlawful acts. Notwithstanding any arbitration agreement between Employee and Company, in the event of a breach, or a threatened breach, by Employee of this Agreement, Company shall have the right to have the provisions of this Agreement specifically enforced by any Court having equity jurisdiction, and shall not be required to mediate or arbitrate, because breach or threatened breach will cause irreparable injury to Company and money damages will not provide an adequate remedy. Thus, Company shall be entitled to injunctive relief, specific performance, or both, and shall be entitled to have entered a civil seizure, temporary restraining order, preliminary or permanent injunction, or order compelling specific performance, without the necessity of posting a bond or other security, in addition to whatever other remedies may be available at law or otherwise, to the extent allowed by law. Company has the right to recover damages for all losses, actual and contingent, and the right to require Employee to account for and pay over to Company all profits or other benefits derived or received by Employee as a result of any transactions constituting such a breach.

6.              Authorization to Notify New Employer

Employee hereby authorizes Company to notify Employee’s new employer about Employee’s rights and obligations under this Agreement following the termination of Employee’s service for Company.

7.              Defense of Trade Secrets Act

The federal Defense of Trade Secrets Act provides for the following immunities: (1) An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (2) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal and (B) does not disclose the trade secret, except pursuant to court order.

I acknowledge the foregoing provisions and agree to comply with the terms of this Agreement, including all post-termination obligations set forth herein, as a material condition of my employment with the Company.

Date:        ___________________________

_________________________________

Mark Dybul

52

ATTACHMENT A

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, files, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to the Company.

I further certify that I have complied with all the terms of the Company’s Confidential and Proprietary Information Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that Agreement.

I understand that post-termination obligations exist under the Company’s Confidential and Proprietary Information Agreement and that the Company may seek any and all avenues of legal redress should I breach that Agreement. I further certify that I have complied with terms of that Agreement and will comply with all post-termination obligations under that Agreement.

Date: ___________________________

_________________________________

Mark Dybul

53

ADDENDUM B

ARBITRATION AGREEMENT

Enochian BioSciences, Inc. (“Employer”) and Mark Dybul (“Employee”) agree to this Arbitration Agreement (the "Agreement"):

1.       “Employer” Defined. For purposes of this Agreement, “Employer” refers to Enochian BioSciences, Inc. (“Company”) and its present and former trustees, officers, directors, owners, shareholders, parent companies, subsidiaries, holding companies, employees, agents, affiliated entities, insurers, attorneys, successors, predecessors, and assigns (“Employer”).

2.       Governing Law. The Federal Arbitration Act governs this Agreement to the maximum extent permitted by law.

3.       Claims Covered. Arbitration is the most traditional form of private dispute resolution. Arbitration is a binding procedure. The arbitrator selected by the parties (usually an attorney or retired judge) renders a decision at the end of an arbitration hearing, and that decision is final and binding, subject only to a very limited court review. Understanding and acknowledging the nature of arbitration, Employer and Employee voluntarily and mutually consent to the resolution by final and binding arbitration of all disputes, claims or controversies of any kind between them, whether now in existence or that may arise in the future, including but not limited to all disputes arising out of, relating to, and/or in connection with Employee’s employment with Employer and/or termination of employment, to the fullest extent allowed by law, including but not limited to any issue concerning the formation, existence, validity, arbitrability, and/or enforceability of this Agreement (“Claims”), with the exception of Claims Not Covered, as provided under Section 4 of this Agreement. Claims include, but are not limited to, the following, whether brought by Employer or Employee: wage and hour claims, including but not limited to claims for overtime, minimum wage, vacation, paid sick leave, paid time off, meal and/or rest breaks, paystub disclosures, unpaid wages, deductions, expense reimbursement, and claims for wages under Labor Code Section 558; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination, harassment, and/or retaliation based on race, color, national origin, ancestry, sex, gender, sexual orientation, age, religion, creed, physical or mental disability, political affiliation, medical condition, marital status, family care, parental status, citizenship status, military and veteran’s status, pregnancy and related conditions, genetic information, and any other basis protected by applicable law; claims for benefits; theft, embezzlement, gross negligence, destruction of property, conversion, and overpayment of wages; misappropriation of property, trade secrets and/or confidential information; breach of the duty of loyalty; breach of fiduciary duty; interference with contract; fraud; unfair competition; gross negligence; any claim for alleged wrongful conduct by Employee of any kind; and claims for violation of any federal, state, local, or other law, including but not limited to Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the California Labor Code, the Family and Medical Leave Act, the California Family Rights Act, the Equal Pay Act, the Fair Pay Act, the False Claims Act, the Sarbanes-Oxley Act, ERISA, the California Industrial Welfare Commission Orders, the Fair Labor Standards Act, and the California Unfair Competition Act.

4.       Claims Not Covered. This Agreement does not cover claims for workers’ compensation, state or federal disability benefits, or unemployment compensation benefits; claims or charges filed with the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing, National Labor Relations Board (NLRB), Securities and Exchange Commission, OSHA or Cal-OSHA, California Department of Labor Standards Enforcement, U.S. Department of Labor, and/or any other governmental agency; claims under an employee welfare benefit or pension plan that specifies that its claims procedure shall culminate in an arbitration procedure different from this one; claims for injunctive relief relating to trade secrets, confidential information, patents, copyright, trademarks, or other intellectual property; claims under the Private Attorneys General Act (PAGA); and claims that cannot be legally arbitrated. Such claims may be presented in the appropriate forum. In addition, nothing in this Agreement waives Employee’s rights under Section 7 of the National Labor Relations Act.

54

5.       Class and Collective Action Waiver. Employee waives the right to bring any Claim on a class and/or collective action basis, in court, arbitration, or in any other forum, as a named or unnamed plaintiff, participant, class member or in any other capacity. The arbitrator shall have no power to arbitrate class and/or collective action Claims brought by Employee or including Employee. Employee further agrees that if Employee is included in any class and/or collective action of covered Claims, Employee will take all steps necessary to opt out or refrain from opting in. Notwithstanding this waiver, Employee has a statutory right under the National Labor Relations Act to act concertedly on behalf of Employee and others, and to exercise all rights under the Act, including but not limited to Section 7 rights, the right to file statutory claims for public injunctive relief, and the right to file unfair labor practice charges with the National Labor Relations Board.

6.       Arbitration Procedures. As to arbitrable Claims, the parties shall select a neutral arbitrator by mutual agreement from the panel of JAMS. Except as otherwise provided in this Agreement, the JAMS Employment Rules & Procedures, available online (https://www.jamsadr.com/rules-employment) or from Human Resources, shall apply. Prior to beginning work, the Arbitrator must disclose all conflicts of interest. Employer will be responsible for paying all fees and costs unique to the arbitration, including the fees and costs of the Arbitrator. The arbitration shall be confidential to the fullest extent permitted by law. Subject to applicable law or the parties’ written agreement, information exchanged during discovery and presented during the course of the arbitration proceedings shall be kept confidential and shall not be used or disclosed except as necessary for purposes of the arbitration. The arbitration award shall not be published except with the prior written consent of each of the parties. Each party shall have the right to be represented by an attorney, and each party shall pay its own costs and attorneys’ fees (other than arbitrator’s fees and costs unique to the arbitration process, which will be paid for by Employer), except whereas otherwise provided by applicable law regarding attorney’s fees awards to a prevailing party. The Arbitrator will apply whatever statute(s) of limitations applicable by law to the parties’ Claim(s). Each party shall have the right to conduct discovery sufficient to vindicate the Claims at issue, including access to essential documents and witnesses, as determined by the Arbitrator. The Arbitrator shall issue a signed written decision setting forth the basis for the decision and summarizing the key issues and the essential findings and conclusions upon which the award is based. The Arbitrator shall have full authority to award all relief available in a court of law, including but not limited to compensatory and punitive damages, reinstatement, costs, and attorneys’ fees as provided by contract or statute. Judgment upon the award may be entered in any court having proper jurisdiction.

7.        Mediation. Any Claim required to be arbitrated under this Agreement shall be submitted to mediation in a manner agreed to by Employee and Employer. Employee and Employer agree to use mediation to attempt to resolve any such Claim prior to filing for arbitration under this Agreement. Employee and Employer will select a mediator agreeable to both parties. The costs of the mediation and fees of the mediator will be borne entirely by Employer. The parties will cooperate with the mediator on mediation arrangements, including time and place for mediation, who will attend or participate, and what information will be exchanged.

8.       Additional Provisions. The provisions of this Agreement survive cessation of Employee’s employment and continue thereafter in perpetuity. This Agreement is the entire agreement between the parties and supersedes all prior agreements between them with regard to the subject matter of this Agreement. Employee has the right to consult with counsel of Employee’s choice concerning this Agreement. No party is relying on any representations, oral or written, on the effect, enforceability, or meaning of this Agreement, except as set forth in this Agreement. If any part of this Agreement is held unlawful or unenforceable, the remainder shall be enforceable to the fullest extent permitted by law. This agreement can be executed in counterparts, each of which may be deemed an original and which together shall constitute one instrument.

Employer and Employee fully and voluntarily consent and agree to the terms of this Agreement.

MARK DYBUL	ENOCHIAN BIOSCIENCES, INC., a Delaware corporation
Signature: _________________________	By: ________________________________
Print Name: _______________________	Name: ______________________________
Title: _______________________________

55